SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2003

                         BioSpecifics Technologies Corp.
             (Exact name of registrant as specified in its charter)



      Delaware                   File No.  0-19879            11-3054851
(State of incorporation)     (Commission File Number)       (IRS Employer
                                                           Identification No.)



                   35 Wilbur Street, Lynbrook, New York 11563
               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code:  (516) 593-7000



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Item 8.  Change in Fiscal Year

On March 17, 2003, the Board of Directors of BioSpecifics Technologies Corp. (the "Corporation") authorized changing the Corporation's fiscal year end from January 31 to a calendar year end, or December 31.

The Corporation's final report using the fiscal year ended January 31 will be on Form 10-KSB for the fiscal year ended January 31, 2003.

The change becomes effective for the fiscal year ended December 31, 2003, and the Corporation's first report using the new fiscal year will be on Form 10-QSB for the three months ended March 31, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BIOSPECIFICS TECHNOLOGIES CORP.



Dated:  April 1, 2003              By:      /s/ Albert Horcher
                                            ------------------------------------
                                            Name: Albert Horcher
                                            Title:  Principal Accounting Officer

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